                                                                   Exhibit 10.43

                 FIRST AMENDMENT TO ANALOG MANAGEMENT AGREEMENT

      This is the FIRST AMENDMENT to the Analog Management Agreement, and is made and entered into as of September 9, 1999 (this "Amendment"), by and between Nextel WIP Corp., a Delaware corporation, on behalf of itself and other subsidiaries of Nextel Communications, Inc., a Delaware corporation (the "Manager"), and Nextel Partners Operating Corp., a Delaware corporation, on behalf of itself and its wholly owned subsidiaries (the "Licensee"). This Amendment amends the Analog Management Agreement dated as of January 29, 1999, by and between Manager and Licensee (the "Agreement"). Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the same meanings as in the Agreement.

                                    RECITALS

      A. Pursuant to the Agreement, Manager has the right to manage the use of the Licenses that are not being used by Licensee to operate analog systems and offer analog services on 800 MHz frequencies in the ESMR Network.

      B. The Territory in which Licensee will construct and operate the ESMR Network is being expanded, and the Parties desire to subject additional licenses to the Agreement so that Manager will have the right to manage the use of such additional licenses described in Schedule 1 ("Expansion Licenses") that are not being used by Licensee to operate analog systems and offer analog services on 800 MHz frequencies in the ESMR Network in the expanded Territory.

      C. The Parties are familiar with the FCC's rules and policies concerning the responsibilities of Specialized Mobile Radio and Commercial Mobile Radio Service licensees and have structured this Agreement to be in compliance therewith.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the covenants hereinafter set forth, the Parties agree as follows:

      1. Attachment A. Attachment A to the Agreement is hereby amended to add the Expansion Licenses listed on Schedule 1.

      2. Miscellaneous. The Agreement will, as modified by this Amendment, continue in full force and effect. All and any references in any of the Collateral Documents to the Agreement will be deemed references to the Agreement, as amended by this Amendment.
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      3. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                NEXTEL WIP CORP, (as Manager)

                                By:_________________________________________
                                Name:  Alan Strauss
                                Title: Vice President


                                NEXTEL PARTNERS OPERATING CORP.

                                By: /s/ John D. Thompson
                                   -----------------------------------------
                                Name:  John Thompson
                                Title: Chief Financial Officer and Treasurer


                                      -2-
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      3. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                NEXTEL WIP CORP, (as Manager)

                                By: /s/ Alan Strauss
                                   -----------------------------------------
                                Name:  Alan Strauss
                                Title: Vice President


                                NEXTEL PARTNERS OPERATING CORP.

                                By:_________________________________________
                                Name:  John Thompson
                                Title: Chief Financial Officer and Treasurer


                                      -2-
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                                   Schedule 1

                               Expansion Licenses


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